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               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 18, 1995

                      SOVEREIGN BANCORP, INC.
     (Exact name of registrant as specified in its charter)

        Pennsylvania               0-16533           23-2453088
(State or other jurisdiction     (Commission       (IRS Employer
      of incorporation)          File Number)       Ident. No.)

1130 Berkshire Boulevard, Wyomissing, Pennsylvania      19610
     (Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code (610) 320-8400

                               N/A
 (Former name or former address, if changed since last report.)

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Item 5.  Other Events.


     The press release of Sovereign Bancorp, Inc. dated
October 18, 1995, announcing, among other things, earnings for the third quarter of 1995, is attached as Exhibit 99 hereto and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

     (a)  Exhibits.

          The following exhibit is filed herewith:

          99   Press Release, dated October 18, 1995, of
               Sovereign Bancorp, Inc.
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                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              SOVEREIGN BANCORP, INC.

Dated:  October 23, 1995

                              By/s/ Karl D. Gerhart
                                   Karl D. Gerhart
                                   Chief Financial Officer and
                                   Treasurer
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                          EXHIBIT INDEX

                                                  Page Number
                                                  In Manually
                                                     Signed
Exhibit Number                                      Original

     99   Press Release, dated October 23, 1995,
          of Sovereign Bancorp, Inc.